SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


          ------------------------------------------------------------



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       -------------------------------------------------------------------


       Date of Report (Date of earliest event reported): December 10, 1999








                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



            Florida                       333-67787              59-3396369
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


                 450 South Orange Avenue                       32801
                    Orlando, Florida                        (Zip Code)
        (Address of principal executive offices)



         Registrant's telephone number, including area code:  (407) 650-1000

Item 2.       Acquisition or Disposition of Assets.

         Residence Inn(R) by Marriott(R) located in Mira Mesa, California. On December 10, 1999, the Company acquired the Residence Inn located in Mira Mesa, California (the "Mira Mesa Property") for $15,423,000 from Residence Inn by Marriott, Inc. The Company, as lessor, has entered into a long-term lease agreement relating to this Property. The general terms of the lease agreement are described in "Business -- Description of Property Leases." The principal features of the lease are as follows:

o        The initial term of the lease expires in 15 years.

o At the end of the initial lease term, the tenant will have two consecutive renewal options of ten years each.

o        The lease will require minimum rent payments of $1,542,300 per year.

o In addition to minimum rent, for each lease year after the second lease year, the lease will require percentage rent equal to seven percent of room revenues, in excess of room revenues for the second lease year.

o A security deposit equal to $474,554 will be retained by the Company as security for the tenant's obligations under the lease.

o The tenant has established an FF&E Reserve. Deposits to the FF&E Reserve are made every four weeks as follows: 2% of gross receipts for the first lease year; 4% of gross receipts for the second lease year; and 5% of gross receipts every lease year thereafter. Funds in the FF&E Reserve and all property purchased with funds from the FF&E Reserve shall be paid, granted and assigned to the Company as additional rent.

o Marriott International, Inc. will guarantee the tenant's obligation to pay minimum rent under the lease. The guarantee terminates on the earlier of the end of the third lease year or at such time as the net operating income from the Property exceeds minimum rent due under the lease by 25% for any trailing 12-month period. The maximum amount of the guarantee is $,1542,300.

         The estimated federal income tax basis of the depreciable portion of the Mira Mesa Property is approximately $13.6 million.

         The Mira Mesa Property is a newly constructed hotel which commenced operations in late September 1999. The Mira Mesa Property is located in the Sorrento Valley area of northern San Diego, California, in the suburb of Sorrento Mesa and has 150 guest suites. Other lodging facilities located in proximity to the Mira Mesa Property include a Doubletree Hotel, a Wyndham Garden Hotel, an Embassy Suites, a Courtyard by Marriott and another Residence Inn.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (b)       Pro forma financial information.

                       See Index to Pro Forma Financial Statements on page 2.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES

                          INDEX TO FINANCIAL STATEMENTS



                                                                         Page
                                                                         ----

Pro Forma Consolidated Financial Information (Unaudited):

     Unaudited Pro Forma Consolidated Balance Sheet as of September
       30, 1999                                                            4

     Unaudited Pro Forma Consolidated Statement of Earnings for the
       nine months ended September 30, 1999                                5

     Unaudited Pro Forma Consolidated Statement of Earnings for the
       year ended December 31, 1998                                        6

     Notes to Unaudited Pro Forma Consolidated Financial Statements for
       the nine months ended September 30, 1999 and the year ended
       December 31, 1998                                                   7

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



         The following Unaudited Pro Forma Consolidated Balance Sheet of CNL Hospitality Properties, Inc. and subsidiaries (the "Company") gives effect to
(i) the receipt of $223,321,043 in gross offering proceeds from the sale of 22,332,104 shares of common stock for the period from inception through September 30, 1999, and the application of such funds to purchase two properties, to invest in an unconsolidated subsidiary which owned seven properties as of September 30, 1999, to redeem 3,000 shares of common stock pursuant to the Company's redemption plan, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $50,727,152 in gross offering proceeds from the sale of 5,072,715 additional shares for the period October 1, 1999 through December 10, 1999, (iii) the application of such funds to acquire an 89 percent interest in a majority owned limited liability company, to purchase one property, to place a deposit on two additional properties, to redeem 2,885 shares of common stock pursuant to the Company's redemption plan, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999, includes the transactions described in
(i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above as if they had occurred on September 30, 1999.

         The Unaudited Pro Forma Consolidated Statements of Earnings for the nine months ended September 30, 1999 and the year ended December 31, 1998, includes the historical operating results of the properties described in (i) and
(iii) above from the date of their acquisitions plus operating results from (A) the later of (1) the date the property became operational or (2) January 1, 1998, to (B) the earlier of (1) the date the property was acquired by the Company or its unconsolidated subsidiary or (2) to the end of the pro forma period presented.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results or conditions in the future.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999

                                                                                  Pro Forma
                        ASSETS                                  Historical       Adjustments               Pro Forma
                                                               --------------    ---------------         --------------

Land, buildings and equipment on operating leases                 $ 27,676,298     $ 84,857,743  (a) (b)   $112,534,041
Investment in unconsolidated subsidiary                             38,882,550               --              38,882,550
Cash and cash equivalents                                          118,019,624      (31,170,046 )    (b)     86,849,578
Restricted cash                                                        250,177               --                 250,177
Certificate of deposit                                               5,015,822               --               5,015,822
Due from related party                                                  24,743               --                  24,743
Receivables                                                             67,980               --                  67,980
Dividends receivable                                                 1,214,772               --               1,214,772
Loan costs                                                              60,141               --                  60,141
Accrued rental income                                                   80,523               --                  80,523
Other assets                                                         7,092,227         (389,147 )    (b)      6,703,080
                                                               ----------------   --------------         ---------------

                                                                 $ 198,384,857     $ 53,298,550            $251,683,407
                                                               ================   ==============         ===============

         LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses                               $   11,303       $   (1,200 )    (b)     $   10,103
Due to related parties                                                 495,704         (492,688 )    (b)          3,016
Security deposits                                                    1,417,500               --               1,417,500
                                                               ----------------   --------------         ---------------
       Total liabilities                                             1,924,507         (493,888 )             1,430,619
                                                               ----------------   --------------         ---------------

Minority interest                                                           --        7,150,000      (a)      7,150,000
                                                               ----------------   --------------         ---------------

Commitments and contingencies

Stockholders' equity:
    Preferred stock, without par value.
       Authorized and unissued 3,000,000 shares                              --                --                       --
    Excess shares, $.01 par value per share.
       Authorized and unissued 63,000,000 shares                             --                --                       --
    Common stock, $.01 par value per share.
       Authorized 60,000,000 shares; issued
          22,352,104 and outstanding 22,349,104
          shares; issued 27,424,819 and outstanding
          27,418,934 shares, as adjusted                               223,491           50,698      (b)        274,189
    Capital in excess of par value                                 198,470,016       46,591,740      (b)    245,061,756
    Accumulated distributions in excess of
       net earnings                                                 (2,233,157 )             --              (2,233,157 )
                                                               ----------------   --------------         ---------------
          Total stockholders' equity                               196,460,350       46,642,438             243,102,788
                                                               ----------------   --------------         ---------------

                                                                  $198,384,857     $ 53,298,550            $251,683,407
                                                               ================   ==============         ===============


                     See accompanying notes to unaudited pro
                    forma consolidated financial statements.




                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999


                                                                             Pro Forma
                                                        Historical           Adjustments             Pro Forma
                                                       -------------        --------------         --------------

Revenues:
    Rental income from operating
       leases                                             $2,255,968              $ 47,126    (1)      $2,303,094
    FF&E reserve income                                      194,301                 3,953    (2)         198,254
    Dividend income                                        1,826,818               461,106    (3)       2,287,924
    Interest and other income                              2,125,043              (219,052 )  (4)       1,905,991
                                                       --------------      ----------------       ----------------
                                                           6,402,130               293,133              6,695,263
                                                       --------------      ----------------       ----------------

Expenses:
    Interest                                                 239,922                    --                239,922
    General operating and
       administrative                                        415,245                    --                415,245
    Professional services                                     45,478                    --                 45,478
    Asset management fees to
       related party                                          87,146                24,392    (7)         111,538
    Other                                                      5,968                    --                  5,968
    Depreciation and amortization                            736,593                15,826    (8)         752,419
                                                       --------------      ----------------       ----------------
                                                           1,530,352                40,218              1,570,570
                                                       --------------      ----------------       ----------------

Earnings Before Equity in Loss of
    Unconsolidated Subsidiary After
    Deduction of Preferred Stock
    Dividends                                              4,871,778               252,915              5,124,693

Equity in Loss of Unconsolidated
    Subsidiary After Deduction of
    Preferred Stock Dividends                               (557,733 )            (144,635 )  (9)        (702,368 )
                                                       --------------      ----------------       ----------------

Net Earnings                                              $4,314,045              $108,280             $4,422,325
                                                       ==============      ================       ================

Earnings Per Share of Common Stock:
    Basic                                                   $   0.34                                     $   0.35
                                                       ==============                             ================
    Diluted                                                 $   0.33                                     $   0.35
                                                       ==============                             ================

Weighted Average Number of Shares
    Outstanding:
    Basic                                                 12,652,059                                   12,679,594
                                                       ==============                             ================
    Diluted                                               17,509,791                                   12,679,594
                                                       ==============                             ================




                     See accompanying notes to unaudited pro
                    forma consolidated financial statements.




                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1998



                                                                             Pro Forma
                                                       Historical           Adjustments             Pro Forma
                                                       ------------        --------------         --------------

Revenues:
    Rental income from
       operating leases                                  $1,218,500            $1,706,732  (1)        $2,925,232
    FF&E reserve income                                      98,099               140,000  (2)           238,099
    Dividend income                                              --               423,938  (3)           423,938
    Interest income                                         638,862              (609,975 )(4)            28,887
                                                       -------------      ----------------       ----------------
                                                          1,955,461             1,660,695              3,616,156
                                                       -------------      ----------------       ----------------

Expenses:
    Interest and loan cost amortization                     350,322               448,718  (5)           799,040
    General operating and
       administrative                                       167,951                92,733  (6)           260,684
    Professional services                                    21,581                    --                 21,581
    Asset management fees to
       related party                                         68,114               106,571  (7)           174,685
    Depreciation and amortization                           388,554               538,125  (8)           926,679
                                                       -------------      ----------------       ----------------
                                                            996,522             1,186,147              2,182,669
                                                       -------------      ----------------       ----------------

Earnings Before Equity in Loss
    of Unconsolidated Subsidiary
    After Deductions of Preferred
    Stock Dividends                                         958,939               474,548              1,433,487

Equity in Loss of Unconsolidated
    Subsidiary After Deduction of
    Preferred Stock Dividends                                    --               (56,464 )(9)           (56,464 )
                                                       -------------      ----------------       ----------------

Net Earnings                                              $ 958,939             $ 418,084             $1,377,023
                                                       =============      ================       ================

Earnings Per Share of Common Stock
    (Basic and Diluted) (10)                               $   0.40                                     $   0.51
                                                       =============                             ================

Weighted Average Number of Shares of
    Common Stock Outstanding (10)                         2,402,344                                    2,697,355
                                                       =============                             ================






                     See accompanying notes to unaudited pro
                    forma consolidated financial statements.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                        THE YEAR ENDED DECEMBER 31, 1998


Unaudited Pro Forma Consolidated Balance Sheet:

(a) The unaudited pro forma consolidated financial statements reflect the accounts of the Courtyard Annex, L.L.C. (the "LLC"), an 89 percent majority owned limited liability company. Minority interest represents the minority owner's proportionate share of the equity in the LLC. All intercompany balances and transactions have been eliminated.

         The balance sheet of the LLC as of the acquisition date, November 16, 1999, consisted of the following:

                  Assets
                    Land, buildings and equipment            $65,000,000
                                                             ===========

                  Equity                                     $65,000,000
                                                             ===========

(b) Represents gross proceeds of $50,727,152 from the sale of 5,072,715 shares during the period October 1, 1999 through December 10, 1999 and $31,170,046 in cash and cash equivalents, used (i) to acquire an 89 percent interest in the LLC and to purchase one property for $61,044,865 and $16,662,878, respectively, (which includes closing costs of $26,349 and $115,725, respectively, and acquisition fees and costs of $3,168,516 and $1,124,153, respectively, which had been recorded as other assets as of September 30, 1999), (ii) to pay acquisition fees and costs of $2,409,621 ($126,899 of which was accrued at September 30, 1999) which had been capitalized as other assets and to reclassify from other assets $2,009,947 of acquisition fees previously incurred relating to the acquired property, (iii) to make a $1,620,800 deposit on three additional properties, (iv) to pay selling commissions and offering expenses of $4,425,161 which have been netted against stockholders' equity (a total of $366,989 of which was accrued as of September 30, 1999), and (v) to redeem 2,885 shares of common stock for $26,542.

         The pro forma adjustment to land, buildings and equipment on operating leases as a result of (i) above was as follows:

                                                                         Acquisition
                                                                        Fees and Costs
                                                                         And Closing
                                                   Asset Value or      Costs Allocated
                                                   Purchase Price        to Investment             Total
                                                -------------------    -------------------    -----------------

              Courtyard Philadelphia in
                Philadelphia, PA
                    (See (a) above)                    $65,000,000             $3,194,865          $68,194,865

              Residence Inn Mira Mesa in Mira
                Mesa, CA                                15,423,000              1,239,878           16,662,878
                                                -------------------    -------------------    -----------------

                                                       $80,423,000             $4,434,743          $84,857,743
                                                ===================    ===================    =================


                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                        THE YEAR ENDED DECEMBER 31, 1998


Unaudited Pro Forma Consolidated Statements of Earnings:

(1) Represents adjustment to rental income from operating leases for the properties acquired by the Company as of December 10, 1999, (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational by the previous owner or
         (ii) January 1, 1998, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.

                                                              Date Pro Forma
                                            Date Placed       Property Became
                                            in Service        Operational as
                                          By the Company      Rental Property
                                          --------------      ---------------
     Residence Inn Buckhead (Lenox
       Park) in Atlanta, GA                July 31, 1998      January 1, 1998
     Residence Inn Gwinnett Place
       in Duluth, GA                       July 31, 1998      January 1, 1998
     Residence Inn Mira Mesa
       in Mira Mesa, CA                  December 10, 1999  September 20, 1999
     Courtyard Philadelphia Downtown
       in Philadelphia, PA               November 16, 1999   November 16, 1999

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1998 that the Company held the properties, no pro forma adjustment was made for percentage rental income for the year ended December 31, 1998.

(2) Represents reserve funds which will be used for the replacement and renewal of furniture, fixtures and equipment relating to the Pro Forma Properties (the "FF&E Reserve"). The funds in the FF&E Reserve and all property purchased with funds from the FF&E Reserve will be paid, granted and assigned to the Company as additional rent. In connection therewith, FF&E reserve income was earned at approximately $10,000 per month, per Pro Forma Property.

(3) Represents adjustment to dividend income earned on the Company's $37,978,272 investment at September 30, 1999, in the 9.76% Class B cumulative preferred stock of the unconsolidated subsidiary, for the period commencing (A) the later of (i) the date the properties owned by the unconsolidated subsidiary became operational by the previous owner or (ii) January 1, 1998, to (B) the earlier of (i) the date the properties owned by the unconsolidated subsidiary were acquired or (ii) the end of the pro forma period presented. The cash from the Company's investment, along with loan proceeds and funds from an institutional investor were used to purchase seven hotel properties which were operational prior to the Company's investment in the unconsolidated subsidiary. The following presents the actual date the unconsolidated

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                        THE YEAR ENDED DECEMBER 31, 1998


Unaudited Pro Forma Consolidated Statements of Earnings - Continued:

         subsidiary properties were acquired or placed in service by the unconsolidated subsidiary as compared to the date the unconsolidated subsidiary's properties were treated as becoming operational for purposes of the Pro Forma Consolidated Statements of Earnings:

                                                                               Pro forma
                                                                          Date Unconsolidated
                                                  Date Placed                 Subsidiary
                                                  in Service               Properties Became
                                                    By the                  Operational as
                                           Unconsolidated Subsidiary        Rental Property
                                           -------------------------        ---------------

           Residence Inn Las Vegas, NV         February 25, 1999             October 1, 1998
           Residence Inn Plano, TX             February 25, 1999             October 12, 1998
           Marriott Suites Dallas, TX          February 25, 1999             November 11, 1998
           Courtyard Plano, TX                 February 25, 1999             December 23, 1998
           Residence Inn Phoenix, AZ           June 16, 1999                 May 14, 1999
           Courtyard Scottsdale, AZ            June 16, 1999                 May 21, 1999
           Courtyard Seattle, WA               June 16, 1999                 May 22, 1999

(4) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) the later of (i) the dates the Pro Forma Properties and the unconsolidated subsidiary's properties became operational by the previous owners or (ii) January 1, 1998, through (B) the earlier of (i) the actual date the Pro Forma Properties and the unconsolidated subsidiary's properties were acquired or (ii) the end of the pro forma period presented, as described in Note (1) and Note (3) above. The estimated pro forma adjustment is based upon the fact that interest income from interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the year ended December 31, 1998 and the nine months ended September 30, 1999.

(5) Represents adjustment to interest expense incurred at a rate ranging from 8.05% to 8.8% per annum in connection with the assumed borrowings from the line of credit of $8,600,000 on January 1, 1998 for the period January 1, 1998 through July 31, 1998. Also represents amortization of the loan origination fee of $43,000 (.5% on the $8,600,000 from borrowings on the line of credit) and $19,149 of other miscellaneous closing costs, amortized under the straight-line method over a period of five years.

(6) The Company has incurred operating expenses which, in general, are those expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement, CNL Hospitality Corp. (the "Advisor") is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters the greater of two percent of average invested assets or 25 percent of net income (the "Expense Cap"). During the year ended December 31, 1998, the Company's operating expenses exceeded the Expense Cap by $92,733; therefore, the Advisor reimbursed the Company such amount in accordance with the advisory agreement. However, as a result of the increase in pro forma earnings for the year ended December 31, 1998, the Company's operating expenses no longer exceeded the Expense Cap. Therefore, this reimbursement was reversed for pro forma purposes.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                        THE YEAR ENDED DECEMBER 31, 1998


Unaudited Pro Forma Consolidated Statements of Earnings - Continued:

(7) Represents increase in asset management fees relating to the Pro Forma Properties and the investment in unconsolidated subsidiary for the period commencing (A) the later of (i) the date the Pro Forma Properties and the unconsolidated subsidiary's properties became operational by the previous owners or (ii) January 1, 1998, through (B) the earlier of (i) the date the Pro Forma Properties and the unconsolidated subsidiary's properties were acquired or (ii) the end of the pro forma period presented, as described in Notes (1) and (3) above. Asset management fees are equal to 0.60% per year of the Company's Real Estate Asset Value, including the investment in the unconsolidated subsidiary, as defined in the Company's prospectus.

(8) Represents incremental increase in depreciation expense of the building and the furniture, fixture and equipment ("FF&E") portions of the Pro Forma Properties accounted for as operating leases using the straight-line method. The buildings and FF&E are depreciated over useful lives of 40 and seven years, respectively.

(9) Represents adjustment to equity in loss of unconsolidated subsidiary after deduction of preferred stock dividends for the period commencing
         (A) the date the unconsolidated subsidiary's properties became operational by the previous owner, through (B) the earlier of (i) the date the properties were acquired by the unconsolidated subsidiary or
         (ii) the end of the pro forma  period  presented,  as described in Note
         (3) above. The following represents the Company's share of pro forma net earnings or loss after deduction of preferred stock dividends declared for the pro forma period ending:

                                                                        September 30,           December 30,
                                                                            1999                    1998
                                                                            ----                    ----

              Unconsolidated Subsidiary Pro Forma
                  Earnings Before Preferred Stock Dividends               $ 3,311,596              $ 752,368
              8% Class A Cumulative Preferred Stock
                  Dividends (institutional investor)                       (2,451,076)              (442,261)
              9.76% Class B Cumulative Preferred Stock
                  Dividends (the Company)                                  (2,287,925)              (423,938)
              8% Class C Cumulative Preferred Stock
                  Dividends (other investors)                                  (6,000)                (1,402)
                                                                      ----------------          ------------
              Pro Forma Net Loss of Unconsolidated Subsidiary

                  After Preferred Stock Dividends                         $(1,433,405)             $(115,233)
                                                                          ============             =========

              The Company's 49% Interest in the Pro Forma
                  Loss of the Unconsolidated Subsidiary                  $   (702,368)            $  (56,464)
                                                                         =============            ==========

(10) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the nine months ended September 30, 1999 and the year ended December 31, 1998.

                        CNL HOSPITALITY PROPERTIES, INC.
                                AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                        THE YEAR ENDED DECEMBER 31, 1998


Unaudited Pro Forma Consolidated Statements of Earnings - Continued:

         As a result of two of the Pro Forma Properties being treated in the Pro Forma Consolidated Statements of Earnings as operational since January 1, 1998, the Company assumed approximately 2,206,573 shares of common stock were sold, and the net offering proceeds were available for purchase of these properties. Due to the fact that approximately 1,929,115, of these shares of common stock were actually sold subsequently, during the period January 1, 1998 through May 21, 1998, the weighted average number of shares outstanding for the pro forma period was adjusted.

         In addition, as a result of the investment in the unconsolidated subsidiary being treated in the Pro Forma Consolidated Statements of Earnings as invested pro rata beginning on October 1, 1998 (the date the first property became operational), the Company assumed additional shares of common stock were sold and net offering proceeds were available for investment during the period October 1, 1998 through December 31, 1998 and the period January 1, 1999 through January 26, 1999. Due to the fact that approximately 857,020 of these shares of common stock were actually sold during the nine months ended September 30, 1999, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the nine months ended September 30, 1999 and the year ended December 31, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            CNL HOSPITALITY PROPERTIES, INC.


Dated:  December 20, 1999                   By:   /s/ Robert A. Bourne
                                                  ROBERT A. BOURNE, President